UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2017

ACTIVECARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53570	87-0578125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1365 West Business Park Drive

Orem, UT 84058

(Address of principal executive offices)

(877) 219-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Forbearance Agreements and Lock-Ups

On December 6, 2017 (the “Lock-Up Date”) ActiveCare, Inc. (the “Company”) entered into those certain forbearance and lock up letter agreements (“Forbearance and Lock-Up Agreements”) with four (4) debtors (the “Debt Holders”) which currently hold convertible debentures in the aggregate amount of $ 3,779,879 (the “Existing  Loan Documents”), whereby the Debt Holders agreed that, without prior written consent of the Company, the Debt Holders will not, directly or indirectly, (i) offer for sale, sell, pledge, or otherwise transfer or dispose of (or enter into any transaction that is designed to, or could be expected to, result in the transfer or disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) except as provided for, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, or (iv) publicly disclose the intention to do any of the foregoing for a period of the earlier of (a) May 5, 2018 or (2) the consummation of a qualified offering, herein deemed as an offering by the Company of $3,000,000 or more (the “Lock-Up Period”).

Additionally, the Debt Holders agreed that, that they will forbear from enforcing their rights and remedies against any defaults which may exist historically, currently or in the future through June 5, 2018 under the Existing Loan Documents (the “Extension Forbearance Period”).

The Forbearance and Lock-Up Agreements automatically terminate upon the earlier of (i) inability to raise a minimum of $550,000 in capital on or before December 31, 2017; (ii) June 5, 2018; or (iii) the consummation of a qualified offering of at least $3,000,000 by the Company.

Securities Purchase Agreement, Note, and Warrant.

Effective December 11, 2017 (the “Effective Date”), ActiveCare, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with four accredited investors, including the Company’s new Chief Executive Officer, Mark Rosenblum (each an “Investor and together the “Investors") in connection with the closing of a bridge financing (the “Bridge Financing”) in the gross amount of $600,000. Pursuant to the Purchase Agreement, the Investors purchased from the Company (i) Promissory Notes in the aggregate principal amount of $ 631,578.06 (the “Notes”) due and payable six months from the Effective Date and (ii) Common Stock Purchase Warrants (the “Warrant”), exercisable for five years from the date of issuance, to purchase up that certain amount of shares with an aggregate exercise amount equal to $600,000 at an exercise price per share equal to the lesser of (i) 80% of the per share price of common stock in the companies contemplated private placement of securities of up to $5,000,000, contemplated to take place within six months of the effective date (the “Private Placement”) (ii) $3.00 per share, (iii) 80% of the offering price in the Private Placement (if applicable), or (iv) 80% of the exercise price of any warrants issued in the Private Placement, in each case subject to adjustment hereunder (the “Exercise Price”). The Notes were issued in favor of the Investors with an original issue discount equal to five percent (5%).

Additionally, pursuant to the Purchase Agreement, the Company will issue the Investors Common Stock (the “Origination Shares”) worth 30% of the purchase price paid by each Investor (the “Origination Dollar Amount”) on the 5th trading day after the pricing of the Private Placement, but in no event later than six months from the Effective Date. The Origination Dollar amount will divided by the lowest of (i) $3.00 (subject to adjustment for stock splits), (ii) 80% of the common stock offering price in the Private Placement, (iii) 80% of the offering price of the Private Placement (if applicable), or (iv) 80% of the exercise price of any warrants issued in the Private Placement.

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At the closing of the Private Placement the Note shall automatically convert into a subscription into the Private Placement in an amount equal to 125% of the Note balance, subject to certain conditions as outlined therein.

If the Company fails to repay the balance due under the Note on its Maturity the Investors have the right, at any time, at their election, to convert all or part of the outstanding and unpaid principal sum and accrued interest (and any other fees) into shares of fully paid and non-assessable shares of Common Stock of the Company pursuant to the following conversion formula: number of shares receivable upon conversion equals the dollar amount being converted divided by the Conversion Price. The Conversion Price is the lesser of $3.00 (subject to adjustment for stock splits) or 60% of the lowest trade price in the 25 trading days. Further, in the event of any default, the outstanding principal amount of the Notes, plus accrued but unpaid interest, liquidated damages, fees and other amounts owing in respect thereof through the date of acceleration (the “Note Balance”), shall become, at the Investor’s election, immediately due and payable in cash at the Mandatory Default Amount. The Mandatory Default Amount means the Investor’s choice of (this choice may be made at any time without presentment, demand, or notice of any kind): (i) the Note Balance divided by the Conversion Price on the date of the default multiplied by the closing price on the date of the default; or (ii) the Note Balance divided by the Conversion Price on the date the Mandatory Default Amount is either (a) demanded or (b) paid in full, whichever has a lower Conversion Price, multiplied by the closing price on the date the Mandatory Default Amount is either (a) demanded or (b) paid in full, whichever has a higher closing price; or (iii) 150% of the Note Balance.

If, at any time the Note is outstanding, the Company issues a Variable Security (as defined therein), then in such event the Investors shall have the right to convert all or any portion of the outstanding balance of the Notes into shares of Common Stock on the same terms as granted in any applicable Variable Security issued by the Company.

The foregoing descriptions of the Forbearance and Lock Up Agreement, Purchase Agreement, the Notes, and the Warrants do not purport to be complete and are qualified in their entirety by the terms and conditions of such documents. Copies of the Form of Forbearance and Lock-Up Agreement, Form Purchase Agreement, the Form Note, and the Form Warrant are attached hereto as Exhibits 10.1, 10.2, 10.3, and 4.1, respectively, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Item 1.01 is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The securities issued pursuant to the Bridge Financing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

Mr. Eric Robinson voluntarily resigned as Chief Financial Officer, Secretary and In-House Counsel, and all other positions with the Company to which he has been assigned regardless of whether he served in such capacity, effective immediately. Mr. Robinson’s resignation was not as a result of any disagreements with the Company.

On the same date, Mr. Jeffrey Peterson voluntarily resigned as Chairman of the Board of Directors (the “Board”), while acknowledging that he will continue to serve the Company as a Director and Executive Vice President.

On the same date, Mr. Robert J. Welgos and Mr. Bradley Robinson voluntarily resigned as members of the Board and all other positions with the Company to which they may have been assigned, regardless of whether they served in such capacity, effective immediately. Mr. Welgos and Mr. Robinson’s resignations were not as a result of any disagreements with the Company.

Appointments

Isaac Onn, age 66, Member of the Board of Directors

In connection with the Bridge Financing, the Investors were able to nominate a director to fill a vacancy on the Company’s Board and nominated Issaac Onn. Effective December 11, 2017, the Company appointed Isaac Onn as a member of the Board of Directors. The Board believes that Mr. Onn’s prior management experience and experience serving on public company boards make him ideally qualified to assist the Company. Below is a description of the professional work experience of Mr. Onn.

Mr. Isaac Onn, B.Sc., LLB, has been the Chief Executive Officer and Treasurer at Ness Energy of Israel Inc. since 2008. Mr. Onn served as the Chief Executive Officer and a partner of Erez Tal Bar - Fueling Services Ltd., from 2001 to 2008. He has been a Director of Intellect Neurosciences Inc., since May 2010. Mr. Onn is also currently an outside director of CYBRA Corporation, a position he has held since December 2011. Mr. Onn served as a Director of Diversified Senior Services, Inc., a developer and manager of low and moderate income senior housing and assisted living facilities. Further, Mr. Onn has served as Director of Erez-Tal-Bar Ltd (Israel), IPA, Fuel Services Ltd (Israel), Diversified Senior Services (USA), Airtrax Inc. (USA), Seeworld, Inc. (USA), Aprecia, Inc. (USA), Ness Energy of Israel Inc. (USA) and Intellect Neurosciences, Inc. (USA). Mr. Onn received his degree in marketing management  from the Tel-Aviv College of Management and his LLB, Bachelor of Law degree from Ono Academic Law School in Israel He is a member of the Israel Bar Association.

Appointment of the Chairman of the Board of Directors and Chief Executive Officer

In connection with the Bridge Financing and Mr. Peterson’s resignation, Mr. Mark J. Rosenblum was appointed to serve as the Company’s Chairman of the Board and Chief Executive Officer (“CEO”).

Mark J. Rosenblum, age 64, Chairman of the Board of Directors and Chief Executive Officer

Effective as of December 11, 2017, Mr. Rosenblum joined our Company as Chief Executive Officer and Chairman of the Board, following a one-month consultancy with the Company. Most recently Mr. Rosenblum was the Managing Director of CFO Services with Brio Financial Group, a financial services firm from January 2016 to December 10, 2017. From August 2014 to September 2015 Mr. Rosenblum was the Chief Financial Officer for Urigen Pharmaceuticals, Inc., a public company developing innovative products to ameliorate the cause and symptoms associated with urological ailments. From January 2010 through March 2014, Mr. Rosenblum was the Chief Financial Officer, Senior Vice President and Secretary of Advaxis, Inc., a publicly traded clinical development stage biotechnology company focused on the discovery, development and commercialization of Lm-LLO immunotherapies to treat cancers and infectious diseases. From 2005 until January 2010, Mr. Rosenblum was the Chief Financial Officer of Hemobiotech, Inc., a public company primarily engaged in the commercialization of human blood substitute technology. From August 1985 through June 2003, Mr. Rosenblum was employed by Wellman, Inc. (NYSE:WLM) (now DAK Americas), a public chemical manufacturing company. Between 1996 and 2003, Mr. Rosenblum was the Chief Accounting Officer, Vice President and Controller at Wellman, Inc. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree (Accounting) from the University of South Carolina. Mr. Rosenblum is a member of the American Institute of Certified Public Accountants and was a licensed Certified Public Accountant for over 30 years.

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Appointment of the Executive Vice President

As mentioned above, upon his resignation from his positions as Chairman and Chief Executive Officer, Mr. Peterson was appointed to serve as the Company’s Executive Vice President and shall remain on the board of directors.

Item 5.02 (e) Compensatory Arrangements of Certain Officers

In connection with Mr. Rosenblum’s appointment as the Company’s Chief Executive Officer, on December 11, 2017, the Company and Mr. Rosenblum finalized the terms of his employment and entered into an employment agreement (the “Rosenblum Employment Agreement”).Mr. Rosenblum shall have such duties, responsibilities and authority which shall include, but not be limited to the responsibility for the overall management, direction and strategy of the Company.

The Company shall pay Mr. Rosenblum a salary at a rate of Three Hundred Thousand and 00/100 Dollars ($300,000) per year (the “Initial Base Salary”). The Initial Base Salary shall increase to an annual rate of Three Hundred and Sixty Thousand Dollars ($360,000) (the “Base Salary”) upon the Company closing a financing of at least Five Million Dollars ($5,000,000). Mr. Rosenblum shall be eligible for an annual performance-based cash bonus of up to 100% of the Base Salary (as further defined in the Rosenblum Employment Agreement”).

The Rosenblum Employment Agreement is for a term of three (3) years and will be automatically renewed for one year periods, unless otherwise terminated by the Company or Mr. Rosenblum. Upon execution of the Rosenblum Employment Agreement the Company agreed to issue restricted shares equal to $300,000 valued at the offering price of the next equity offering of the Company (“RSU”) and an option to purchase an aggregate $600,000 valued at the offering price of the next equity offering of the Company at an exercise price equal to the market price for the next equity offering of the Company (the “Options”). One-third of these Options shall vest immediately, another third on the first anniversary of the Rosenblum Employment Agreement, and the final third on the second anniversary of the Rosenblum Employment Agreement. The RSUs shall vest 50% immediately upon issuance and 25% on each of the first and second anniversaries of the Rosenblum Employment Agreement.

If the Company terminates Mr. Rosenblum’s employment without just cause or if Mr. Rosenblum’s employment is terminated due to Disability (as defined therein), Mr. Rosenblum shall be entitled to receive, in addition to any accrued and unpaid Base Salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, the following severance payments (the “Severance Payments”):

(i)       equal monthly installments at the applicable Base Salary rate then in effect, as determined on the first day of the calendar month immediately preceding the day of termination, to be paid beginning on the first day of the month following such termination and continuing until the later of (A) the expiration of the Term or (B) the expiration of (i) six (6) months following the effective termination date; provided, however, that if the Company terminates the Agreement without Just Cause (as defined in the Rosenblum Employment Agreement) within six (6) months of the effective date, then Mr. Rosenblum will only be entitled to three (3) months of severance instead of six (6) months; and

(ii)       during the Severance Period (as defined in the Rosenblum Employment Agreement), health and life insurance benefits substantially similar to those which Mr. Rosenblum was receiving or entitled to receive immediately prior to termination; provided, however, such insurance benefits shall be reduced to the extent comparable benefits during such period following Mr. Rosenblum’s termination, and any benefits actually received shall be reported by Mr. Rosenblum to the Company.

The above description of the Rosenblum Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such Employment Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1*	Form of Warrant
10.1*	Form of Forbearance and Lock Up Agreement
10.2*	Form of Securities Purchase Agreement
10.3*	Form of Promissory Note
10.4*	Employment Agreement by and between the Company and Mark. J. Rosenblum, dated December 7, 2017
17.1*	Letter of resignation from Bradley Robinson
17.2*	Letter of resignation from Robert J. Welgos
17.3*	Letter of resignation from Eric Robinson
17.4*	Letter of resignation from Jeffrey S. Peterson

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVECARE, INC.

Date: December 14, 2017	By:	/s/ Mark J. Rosenblum
	Name:	Mark J. Rosenblum
	Title:	Chief Executive Officer

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